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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):              December 2, 2002







                                   LIBBEY INC.
             (Exact name of registrant as specified in its charter)


       Delaware                        1-12084                  34-1559357
(State of incorporation)       (Commission File Number)        (IRS Employer
                                                             identification No.)
     300 Madison Avenue
        Toledo, Ohio                                              43604
(Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (419) 325-2100







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ITEM 5. OTHER EVENTS
--------------------


         On December 2, 2002 Libbey Inc. (the "Company") through a press release announced that the Company through a subsidiary acquired substantially all of the assets of the Traex business of Menasha Corporation pursuant to an Asset Purchase Agreement between the Company and Menasha Corporation.

         The Traex business manufactures and markets a wide-range of plastic products, including glassware washing and storage racks, trays, dispensers and organizers for the foodservice industry. It operates a manufacturing and distribution facility in Dane, Wisconsin, and employs approximately 100 associates.

         (c)      EXHIBITS

         Exhibit
            No.                    Description
            ---                    -----------

            99             Text of press release dated December 2, 2002.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                     LIBBEY INC.
                                     Registrant





Date:    December 4, 2002            By:      /s/ Kenneth G. Wilkes
     ------------------------           ----------------------------------------
                                     Kenneth G. Wilkes
                                     Vice President, Chief Financial Officer
                                     (Principal Accounting Officer)








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                                  EXHIBIT INDEX

Exhibit No.                   Description                             Page No.
-----------                   -----------                             --------

     99        Text of press release dated December 2, 2002             E-1